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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  MAY 6, 1998

                           ARTESYN TECHNOLOGIES, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Florida             0-4466                  59-1205269
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(STATE OR OTHER JURISD-        (COMMISSION            (IRS EMPLOYER
ICTION OF INCORPORATION)        FILE NUMBER)          IDENTIFICATION NO.)

7900 Glades Road, Suite 500, Boca Raton, Florida               33434-4105
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

Registrant's telephone number, including area code (561) 451-1000

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                             COMPUTER PRODUCTS, INC.
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.      OTHER EVENTS.

On May 6, 1998, shareholders of Computer Products, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation which amendment changed the Company's name to Artesyn Technologies, Inc. The new name reflects the merger of the Company with Zytec Corporation that was approved by shareholders on December 29, 1997. Since the merger, Computer Products has been doing business as Artesyn Technologies pending shareholder approval of the amendment to the Company's Articles of Incorporation.

Shares of the Company's common stock began trading under the Company's new Nasdaq National Market symbol of "ATSN" on May 7, 1998.

A copy of the press release with respect to the name change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired.

Not applicable

(b)   Pro Forma Financial Information.

Not applicable

(c)   Exhibits.

Exhibit No.                   Description

3.1 Articles of Amendment to Articles of Incorporation of Computer Products,Inc.

99.1 Press release issued by Artesyn Technologies on May 6, 1998.


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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESYN TECHNOLOGIES, INC.
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                                             (Registrant)

Dated: May 11, 1998

                                          By:    /s/ Richard J. Thompson
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                                                Richard J.Thompson,
                                                Vice President-Finance and
                                                 Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit

  No.       Description

3.1  Articles of Amendment to Articles of Incorporation of Computer
      Products, Inc.

99.1 Press release issued by Artesyn Technologies on May 6, 1998.